JOINT FILER INFORMATION
                             -----------------------


Name:                      City of London Investment Management Company Limited
----

Address:                   10 Eastcheap
-------                    London EC3M ILX, England


Designated Filer:          City of London Investment Group PLC
----------------

Issuer and Ticker Symbol:  The First Israel Fund, Inc. ("ISL")
------------------------

Statement for
     Month/Year:           April 2004
     ----------

Signature:                 City of London Investment Management Company Limited
---------

                           By: /s/ Barry M Olliff
                              ----------------------------------------
                           Name: Barry M Olliff, Director

JOINT FILER INFORMATION
-----------------------



Name:                      The Emerging World Fund
----

Address:                   IFSC House
-------                    International Financial Services Centre
                           Dublin 1
                           Ireland


Designated Filer:          City of London Investment Group PLC
----------------

Issuer and Ticker Symbol:  The First Israel Fund, Inc. ("ISL")
------------------------

Statement for
     Month/Year:           April 2004
     ----------

Signature:                 City of London Investment Management Company Limited
---------

                           By: /s/ Barry M Olliff
                              ----------------------------------------
                           Name: Barry M Olliff, Director

JOINT FILER INFORMATION
-----------------------



Name:                      Global Emerging Markets Country Fund
----

Address:                   10 Eastcheap
-------                    London EC3M ILX, England


Designated Filer:          City of London Investment Group PLC
----------------

Issuer and Ticker Symbol:  The First Israel Fund, Inc. ("ISL")
------------------------

Statement for
     Month/Year:           April 2004
     ----------

Signature:                 City of London Investment Management Company Limited
---------

                           By: /s/ Barry M Olliff
                              ----------------------------------------
                           Name: Barry M Olliff, Director

JOINT FILER INFORMATION
-----------------------



Name:                      Investable Emerging Markets Country Fund
----

Address:                   10 Eastcheap
-------                    London EC3M ILX, England


Designated Filer:          City of London Investment Group PLC
----------------

Issuer and Ticker Symbol:  The First Israel Fund, Inc. ("ISL")
------------------------

Statement for
     Month/Year:           April 2004
     ----------

Signature:                 City of London Investment Management Company Limited
---------

                           By: /s/ Barry M Olliff
                              ----------------------------------------
                           Name: Barry M Olliff, Director

JOINT FILER INFORMATION
-----------------------



Name:                      Emerging Markets Free Country Fund
----

Address:                   10 Eastcheap
-------                    London EC3M ILX, England


Designated Filer:          City of London Investment Group PLC
----------------

Issuer and Ticker Symbol:  The First Israel Fund, Inc. ("ISL")
------------------------

Statement for
     Month/Year:           April 2004
     ----------

Signature:                 City of London Investment Management Company Limited
---------

                           By: /s/ Barry M Olliff
                              ----------------------------------------
                           Name: Barry M Olliff, Director

JOINT FILER INFORMATION
-----------------------



Name:                      GFM (Institutional) Emerging Markets Country Fund
----

Address:                   20 Queen Street
-------                    West Suite 3206
                           Toronto, Ontario, MSH 3R3, Canada


Designated Filer:          City of London Investment Group PLC
----------------

Issuer and Ticker Symbol:  The First Israel Fund, Inc. ("ISL")
------------------------

Statement for
     Month/Year:           April 2004
     ----------

Signature:                 City of London Investment Management Company Limited
---------

                           By: /s/ Barry M Olliff
                              ----------------------------------------
                           Name: Barry M Olliff, Director

JOINT FILER INFORMATION
-----------------------



Name:                      City of London Quantitative Management Limited
----

Address:                   510 Thornall Street, Suite 220
-------                    Edison, NJ 08837
                           United States


Designated Filer:          City of London Investment Group PLC
----------------

Issuer and Ticker Symbol:  The First Israel Fund, Inc. ("ISL")
------------------------

Statement for
     Month/Year:           April 2004
     ----------

Signature:                 City of London Quantitative Management Limited
---------

                           By: /s/ Barry M Olliff
                              ----------------------------------------
                           Name: Barry M. Olliff, Director

JOINT FILER INFORMATION
-----------------------


Name:                      Tradex Global Equity Fund
----

Address:                   Clarica Centre
-------                    50 O'Connor Street, Suite 1120
                           Ottawa, Ontario K1P 6L2, Canada


Designated Filer:          City of London Investment Group PLC
----------------

Issuer and Ticker Symbol:  The First Israel Fund, Inc. ("ISL")
------------------------

Statement for
     Month/Year:           April 2004
     ----------

Signature:                 Tradex Global Equity Fund
---------

                           By: City of London Investment Management Company Limited
                           Its:   Investment Advisor


                           By: /s/ Barry M. Olliff
                              ----------------------------------------
                           Name: Barry M. Olliff, Director

JOINT FILER INFORMATION
-----------------------



Name:                      Global Optimization Fondo de Inversion Internacional
----

Address:                   510 Thornall Street, Suite 220
-------                    Edison, NJ 08837
                           United States


Designated Filer:          City of London Investment Group PLC
----------------

Issuer and Ticker Symbol:  The First Israel Fund, Inc. ("ISL")
------------------------

Statement for
     Month/Year:           April 2004
     ----------

Signature:                 Global Optimization Fondo de Inversion Internacional
---------

                           By:  City of London Quantitative Management Limited
                           Its:   Investment Advisor


                           By: /s/ Barry M. Olliff
                              ----------------------------------------
                           Name: Barry M. Olliff, Director